UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒ Definitive Proxy Statement
☐ Definitive Additional Material
☐ Soliciting Material under § 240.14a-12
Exodus Movement, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXODUS

Friday, May 1, 2026

2026 Proxy Statement

Notice of annual meeting of shareholders

15418 Weir Street, #333, Omaha, NE 68137

Dear Shareholders of Exodus:
Notice of the 2026 Annual Meeting of Shareholders Date: Friday, May 1, 2026 Time: 8:30 a.m. Central Time Place: 1111 Jones St., Omaha, NE 68102
Exodus Movement, Inc. (the “Company”) will hold its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on Friday, May 1, 2026, at 8:30 a.m. Central Time at 1111 Jones St., Omaha, NE 68102 (KANEKO art studio). The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1
To elect the five director nominees named in the Proxy Statement to serve until the 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified, subject to their earlier death, resignation, or removal;

	2	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

	3	To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed March 6, 2026 as the Record Date. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
Instructions for voting and accessing and attending the Annual Meeting are provided in the Proxy Statement.
By Order of the Board of Directors,
/s/ Jon Paul Richardson
Jon Paul Richardson
Chief Executive Officer and Chairman
Omaha, Nebraska
March 17, 2026
Important Notice: Whether or not you expect to participate in the Annual Meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You may vote online or, if you requested printed copies of the proxy materials, by telephone or by using the proxy card or voting instruction form provided with the printed proxy materials.

15418 Weir Street, #333, Omaha, NE 68137
Legal Matters
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to Be Held on May 1, 2026. The Proxy Statement and Annual Report for the year ended December 31, 2025 are available at www.proxyvote.com.
Forward-Looking Statements. The Proxy Statement contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact included in the Proxy Statement, including statements about the Company’s Board of Directors, corporate governance practices and executive compensation program and equity compensation utilization, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results or outcomes to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.
Website References. Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.

Questions and Answers About the Proxy Materials and Voting
What Is the Purpose of These Proxy Materials?
We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Exodus Movement, Inc. (“we,” “us,” “our” or the “Company”) for use at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 1, 2026 at 8:30 a.m. Central Time, or at any other time following adjournment or postponement thereof. You are invited to participate in the Annual Meeting in person at 1111 Jones St., Omaha, NE 68102 and to vote on the proposals described in this proxy statement (the “Proxy Statement”). The proxy materials are first being made available to our shareholders beginning on March 17, 2026.
Why Did I Receive a Notice of Internet Availability?
Pursuant to SEC rules, we are furnishing the proxy materials to our shareholders primarily via the Internet instead of mailing printed copies. This process allows us to expedite our shareholders’ receipt of proxy materials, lower the costs of printing and mailing the proxy materials and reduce the environmental impact of our Annual Meeting. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”), you will not receive a printed copy of the proxy materials unless you request one. The Notice provides instructions on how to access the proxy materials for the Annual Meeting via the Internet, how to request a printed set of proxy materials and how to vote your shares.
Who Can Vote?
Only shareholders of record at the close of business on March 6, 2026 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote on the proposals described in this Proxy Statement. At the close of business on the Record Date, 10,628,459 shares of our Class A common stock and 19,185,163 shares of our Class B common stock (collectively, “common stock”) were issued and outstanding.
A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours for at least ten days prior to the Annual Meeting. Shareholders wishing to inspect the list should contact the Company’s Corporate Secretary in advance to arrange access at a convenient time.
What Is the Difference between Holding Shares as a Registered Shareholder and as a Beneficial Owner?
Registered Shareholder: Shares Registered in Your Name
If your shares of common stock are registered directly in your name with our transfer agent, Securitize LLC, you are considered to be, with respect to those shares of common stock, the registered shareholder or shareholder of record, and these proxy materials are being sent directly to you by us.
Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If your shares of common stock are held by a broker, fiduciary or custodian, you are considered the beneficial owner of shares of common stock held in “street name,” and these proxy materials are being forwarded to you from that broker, fiduciary or custodian.

Exodus Movement, Inc.	1	2026 Proxy Statement

How Can I Participate in the Annual Meeting?
Shareholders of record as of the close of business on the Record Date are entitled to attend and vote in person at the meeting at 1111 Jones St., Omaha, NE 68102. When you check in at the front desk, you will need to present a valid government-issued photo ID. Shareholders of record will be provided a ballot to vote, with instructions to be provided during the Annual Meeting. Shareholders who hold their shares in street name will need to obtain a “legal proxy” from their bank, broker or other nominee in order to vote. We will not permit cameras or other recording devices in the auditorium. Many cellular phones have built-in digital cameras, and while these phones may be brought into the auditorium, the camera function may not be used at any time.
We will endeavor to answer as many shareholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
The meeting will begin promptly at 8:30 a.m. Central Time. Check-in will begin approximately thirty minutes before then, and we encourage you to allow ample time for check-in procedures. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which will be available to shareholders during the meeting.
What Am I Voting on?
The proposals to be voted on at the Annual Meeting are as follows:

1	Election of five director nominees to serve until the 2027 Annual Meeting of Shareholders (“Proposal 1”)

2	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for our fiscal year ended December 31, 2026 (“Proposal 2”)

How Does the Board Recommend That I Vote?
The Board recommends that you vote your shares “FOR” each director nominee in Proposal 1 and “FOR” Proposal 2.
What If Another Matter Is Properly Brought before the Annual Meeting?
As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the proxy card to vote on such matters in accordance with their best judgment.
How Many Votes Do I Have?
Each share of our Class A common stock is entitled to one vote on each proposal to be voted on at the Annual Meeting. Each share of our Class B common stock is entitled to ten votes on each proposal to be voted on at the Annual Meeting. The holders of our Class A common stock and our Class B common stock are voting as a single class on all matters.
What Does It Mean If I Receive More Than One Set of Proxy Materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or held in different accounts. Please cast your vote with respect to each set of proxy materials that you receive to ensure that all of your shares are voted.

Exodus Movement, Inc.	2	2026 Proxy Statement

How Do I Vote?
Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote as early as possible in advance so that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.
Registered Shareholder: Shares Registered in Your Name
If you are the registered shareholder, you may vote your shares in person at the Annual Meeting or by proxy in advance of the Annual Meeting by Internet (at www.proxyvote.com) or, if you requested paper copies of the proxy materials, by completing and mailing a proxy card or by telephone at 1-800-690-6903.
Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner, you may direct your broker, fiduciary or custodian how to vote in advance of the Annual Meeting by following the instructions they provide or, if you want to vote your shares in person at the Annual Meeting, you should contact your bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy.”
What Happens If I Do Not Vote?
Registered Shareholder: Shares Registered in Your Name
If you are the registered shareholder and do not vote in one of the ways described above, your shares will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.
Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner and do not direct your broker, fiduciary or custodian how to vote your shares, your broker, fiduciary or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares with respect to “non-routine” proposals, which we refer to as a “broker non-vote.” Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary or custodian how to vote your shares on all proposals to ensure that your vote is counted.
What If I Sign and Return a Proxy Card or Otherwise Vote but Do Not Indicate Specific Choices?
Registered Shareholder: Shares Registered in Your Name
The shares represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the proxy card in accordance with the instructions indicated on the proxy card.
However, if you are the registered shareholder and sign and return your proxy card without giving specific instructions, the persons named as proxies in the proxy card will vote your shares in accordance with the recommendations of the Board. Your shares will be counted toward the quorum requirement.
Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner and do not direct your broker, fiduciary or custodian how to vote your shares, your broker, fiduciary or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares with respect to “non-routine” proposals, resulting in a broker non-vote with respect to such proposals.

Exodus Movement, Inc.	3	2026 Proxy Statement

Can I Change My Vote after I Submit My Proxy?
Registered Shareholder: Shares Registered in Your Name
If you are the registered shareholder, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:
1.You may complete and submit a new proxy card, but it must bear a later date than the original proxy card;
2.You may submit new proxy instructions via telephone or the Internet;
3.You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at the address set forth on the first page of this Proxy Statement; or
4.You may vote in person at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.
Your last submitted vote is the one that will be counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary or Custodian
If you are the beneficial owner, you must follow the instructions you receive from your broker, fiduciary or custodian with respect to changing your vote.
What Is the Quorum Requirement?
The holders of shares of common stock having a majority of the voting power which could be cast by the holders of all outstanding shares of common stock entitled to vote at the Annual Meeting must be present, whether in person or represented by proxy, at the Annual Meeting to constitute a quorum. A quorum is required to transact business at the Annual Meeting.
Your shares will be counted toward the quorum only if you submit a valid proxy (or a valid proxy is submitted on your behalf by your broker, fiduciary or custodian) or if you attend the Annual Meeting and vote. Abstentions and broker non-votes, if any, will be counted toward the quorum requirement. If there is no quorum, the chair of the Annual Meeting or the shareholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting to another time or date.
How Many Votes Are Required to Approve Each Proposal and How Are Votes Counted?
Votes will be counted by Kevin Chau, the Inspector of Elections appointed for the Annual Meeting.
Proposal 1: Election of Directors
A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast “FOR” his or her election. “Plurality” means that the individuals who receive the highest number of votes cast “FOR” are elected as directors. Broker non-votes, if any, and votes that are withheld will not be counted as votes cast on the matter and will have no effect on the outcome of the election. Shareholders do not have cumulative voting rights for the election of directors.
Proposals 2: Ratification of Independent Auditor Appointment
The affirmative vote of a majority of the voting power of the common stock present or represented at the Annual Meeting and entitled to vote on the matter is required to approve this proposal. Abstentions will have the same effect as a vote “AGAINST” this matter. Broker non-votes, if any, will have no effect on the outcome of this matter.

Exodus Movement, Inc.	4	2026 Proxy Statement

Who Is Paying for This Proxy Solicitation?
We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding proxy materials to beneficial owners of shares of common stock held in “street name.”
Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.
How Can I Find out the Voting Results?
We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Exodus Movement, Inc.	5	2026 Proxy Statement

Proposal One
Election of Directors
At the Annual Meeting, our shareholders will be asked to vote to elect the Board’s five nominees to serve as members of our Board to hold office until the 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. In 2025, all of our directors were elected by the written consent of shareholders in lieu of an annual meeting of shareholders in accordance with Delaware law.
Our director nominees have indicated that they are willing and able to serve as directors. However, if any of them becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board.
Information Regarding Director Nominees and Continuing Directors
The following is a brief description of the background and business experience of each of the director nominees to be elected to serve on our Board, each of whom is currently a member of our Board:

Name	Age (as of March 17)	Position

Jon Paul Richardson	42	Chief Executive Officer, Director and Chairman
Daniel Castagnoli	49	Director, President of our wholly-owned subsidiary, 3ZERO, LLC (“3ZERO”)
Margaret Knight	47	Director
Carol MacKinlay	63	Director
Tyler Skelton	41	Director

Exodus Movement, Inc.	6	2026 Proxy Statement

Director Nominees

Jon Paul Richardson has served as our Chief Executive Officer (“CEO”) and as Chairman of our Board since co-founding Exodus with Daniel Castagnoli in 2016. Previously, Mr. Richardson also served as our President from July 2016 until July 2019. In 2021, he led Exodus in becoming the first U.S. company to conduct an SEC-qualified crypto-only public stock offering, making Exodus the only U.S. company to have its common stock digitally represented on the blockchain. Under Mr. Richardson’s leadership, Exodus has grown to serve millions of customers worldwide. Mr. Richardson holds a Bachelor of Science in Electrical and Computer Engineering from the University of Nebraska–Lincoln.

Jon Paul Richardson Age: 42 Director Since: 2016
We believe Mr. Richardson is qualified to serve as a member of our Board due to his leadership skills and extensive experience in the digital asset industry.

Daniel Castagnoli has served as a member of our Board since co-founding Exodus with Jon Paul Richardson in 2016. Since May 2023, he has served as President for our subsidiary, 3ZERO. Mr. Castagnoli previously served as President of Exodus from July 2019 to May 2023 and Chief Financial Officer and Secretary from July 2016 to March 2019. Prior to joining Exodus, Mr. Castagnoli designed experiences for Apple, BMW, Disney and Louis Vuitton.

We believe Mr. Castagnoli is qualified to serve as a member of our Board due to his leadership experience and industry knowledge.

Daniel Castagnoli Age: 49 Director Since: 2016

Exodus Movement, Inc.	7	2026 Proxy Statement

Margaret Knight has served as a member of our Board since August 2023. Since July 2016, Ms. Knight has held several leadership and faculty roles at Creighton University’s Heider College of Business, including leadership for the Business Intelligence & Analytics program, and currently serves as Chair of the Accounting Department and Director of the Master of Accounting Program. Prior to joining Creighton, Ms. Knight spent eight years with CHI Health in Nebraska, originally as System Controller, where she oversaw accounting, financial reporting, internal controls, budgeting, financial analysis, capital planning, benchmarking, and decision support for the health system. She later served as the Chief Financial Officer for the organization’s primary and specialty care physician networks, supporting more than 800 providers across approximately 140 locations and leading comprehensive financial oversight for the enterprise. Prior to her time at CHI Health, Ms. Knight spent seven years in public accounting, six of those with KPMG. Ms. Knight is a Certified Public Accountant in the State of Nebraska and is also a Chartered Global Management Accountant. She earned her Doctorate in Business Administration at Creighton University in 2018.

Margaret Knight Age: 47 Director Since: 2023

We believe Ms. Knight is qualified to serve as a member of our Board due to her considerable experience in accounting.

Carol MacKinlay has served as a member of our Board since February 2024. Ms. MacKinlay has served as the Chief Human Resource Officer for Pebl (formerly Velocity Global), a company focused on providing global employment services, since December 2024. She formerly served as the Chief People Officer at Binance.US, a U.S. digital asset exchange, from November 2021 to January 2024. Prior to that, Ms. MacKinlay worked as Chief People Officer at UserTesting, a video-first platform to experience how real people engage with products, designs and brands, from 2017 to 2021, where she took them through a public offering of their shares. She also previously served as an executive for Plantronics, a premier electronics manufacturer; Xero, a vendor of accounting software; Coverity (now Black Duck); and Matterport, a 3D media technology company. Ms. MacKinlay has also worked as a management and Board consultant with the KPMG financial strategy and executive compensation consulting teams and as a founder of Compensation and Performance Management, Inc., a boutique executive compensation consultancy. She holds a B.A. in Applied Mathematics from U.C. Berkeley and an M.B.A. in Venture Management from the Marshall School of Business at USC.

Carol MacKinlay Age: 63 Director Since: 2024

We believe Ms. MacKinlay is qualified to serve as a member of our Board due to her leadership and human capital management experience and industry knowledge.

Exodus Movement, Inc.	8	2026 Proxy Statement

Tyler Skelton has served as a member of our Board since February 2024. Mr. Skelton's career bridges traditional financial services and the digital-asset/DeFi ecosystem. Currently, Mr. Skelton serves as Chief Financial Officer of 2UniFi (2UFi), a digital ecosystem focused on helping small and medium-sized businesses access modern banking tools and services, a role he has held since August 2025. Previously, Mr. Skelton served in senior finance leadership roles across the digital asset industry, including Head of Finance at Ava Labs, the blockchain platform company building the Avalanche blockchain, from September 2024 to June 2025, Head of Finance at Gemini, a New York-based digital asset limited purpose trust company, from January 2023 to May 2024, and Chief Financial Officer at Bakkt, a New York-based digital asset limited purpose trust company, from May 2019 to July 2021, where he led the finance team through its SPAC merger and IPO in 2021. Earlier in his career, Mr. Skelton held finance and accounting roles across banking, payments, and public accounting, including positions at KPMG, Bank of America, SunTrust (now Truist), and First Data (now Fiserv). Mr. Skelton is a Chartered Financial Analyst® (CFA), a Certified Public Accountant in the state of Georgia, and an FRM Certified Professional, and he holds a master’s degree in economics from the University of North Carolina at Charlotte.

Tyler Skelton Age: 41 Director Since: 2024

We believe Mr. Skelton is qualified to serve as a member of our Board due to his experience across financial services and digital assets, along with his knowledge of accounting, risk management, and emerging financial technologies.

VOTE

The Board recommends a vote “FOR” the election of each of the director nominees set forth above.

Exodus Movement, Inc.	9	2026 Proxy Statement

Proposal Two
Ratification of Independent Auditor Appointment
Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026. In this Proposal 2, we are asking shareholders to vote to ratify this appointment. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.
Shareholder ratification of the appointment of Deloitte as the Company’s independent auditor is not required by law or our Bylaws. However, we are seeking shareholder ratification as a matter of good corporate practice. If our shareholders fail to ratify the appointment, the committee will reconsider its appointment. Even if the appointment is ratified, the committee, in its discretion, may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Deloitte has served as our independent auditor since 2023. The following table summarizes the audit fees billed and expected to be billed by Deloitte for the indicated fiscal years and the fees billed by Deloitte for all other services rendered during the indicated fiscal years. All services associated with such fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.

	2025 (in thousands) ($)	2024 (in thousands) ($)

Audit fees(1)	1,699	1,680
Audit-related fees	—	—
Tax fees(2)	422	—
Other fees(3)	—	2
1.Audit fees represent the aggregate fees billed for professional services rendered by Deloitte for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those years.
2.Tax fees relate to professional services for tax compliance and general tax advice.
3.Other fees relate to subscription services to the Deloitte Accounting Research Tool.

Exodus Movement, Inc.	10	2026 Proxy Statement

Pre-Approval Policies and Procedures
Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services performed by our independent auditor. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the Audit Committee for each engagement of our independent registered public accounting firm to perform other audit-related or non-audit services. The Audit Committee does not delegate its responsibility to pre-approve services performed by our independent auditor to any member of management. The Audit Committee has delegated authority to the Audit Committee chair to pre-approve audit and non-audit services to be provided to us by our independent auditor provided that the fees for such services do not exceed $500,000.
Report of the Audit Committee
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte and has discussed with Deloitte the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, the Audit Committee has received the written disclosures and the letter from Deloitte, as required by the applicable requirements of the PCAOB, regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Audit Committee of the Board of Directors,
Margaret Knight (Chair)
Carol MacKinlay
Tyler Skelton
*This report of the Audit Committee is required by the SEC rules and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act of 1933 or the Exchange Act.

VOTE

The Board recommends a vote “FOR” this proposal.

Exodus Movement, Inc.	11	2026 Proxy Statement

Corporate Governance
Our business affairs are managed under the direction of our Board. Our Board has adopted a Principles of Corporate Governance Guidelines that apply to all of our directors to assist in exercising their responsibilities, which is posted on our website located at www.exodus.com/investors/ under “Governance Documents.”
Controlled Company Exemption
As of December 31, 2025, Messrs. Richardson and Castagnoli together control approximately 93% of the voting power of our outstanding common stock. Accordingly, the Company qualifies as a “controlled company” within the meaning of the corporate governance standards of NYSE American LLC (“NYSE American”). Under these rules, the Company has elected not to comply with certain corporate governance requirements, including the requirements that director nominees be selected or recommended to our Board for determination, either by the independent directors or a nominating committee comprised solely of independent directors, and compensation of our CEO and all other officers be determined or recommended to our Board for determination, either by the independent directors or a compensation committee comprised solely of independent directors.
Role of Board in Risk Oversight
The Board has extensive involvement in the oversight of risk management related to the Company and its business and accomplishes this oversight through the regular reporting to the Board by the Audit Committee and Compensation and Governance Committee. The Audit Committee represents the Board by periodically reviewing the Company’s accounting and financial reporting processes, including the integrity of its financial statements, and its compliance with legal and regulatory requirements. The Audit Committee is responsible for reviewing and discussing the Company’s practices with respect to risk assessment and risk management. The Compensation Committee oversees and reviews with the Board the assessment of the Company’s compensation-related risk exposures and the steps taken to monitor or mitigate such exposures.
Board Leadership Structure
The Board appointed Mr. Richardson, our CEO, as Chairman because he is the director most familiar with the Company’s business and industry, and as a result is best suited to effectively identify strategic priorities and lead the discussion and execution of strategy. The Board believes the combined position of Chairman and CEO promotes a unified direction and leadership for the Board and gives a single, clear focus for the chain of command for our organization, strategy and business plans. The Board has not designated a lead independent director. From time to time, the Board reviews its leadership structure to evaluate whether the structure remains appropriate for the Company.
The independent directors generally meet in executive session following each meeting of the Board, and at least annually, without the presence of non-independent directors and management. The purpose of these executive sessions is to encourage and enhance communication among the independent directors.

Exodus Movement, Inc.	12	2026 Proxy Statement

Director Independence
Our Board determines the independence of our directors by applying the applicable rules, regulations and listing standards of NYSE American. These provide that a director is independent only if our Board affirmatively determines that the director does not have a relationship that, in the opinion of our Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. Such relationships may include employment, commercial, accounting, family and other business, professional and personal relationships.
Applying these standards, our Board annually reviews the independence of our directors, taking into account all relevant facts and circumstances. Our Board has determined that the following members of our Board are currently independent under NYSE American listing rules: Ms. Knight, Ms. MacKinlay and Mr. Skelton. Mr. Richardson is not independent as he serves as our CEO. Mr. Castagnoli is not independent as he serves as president of 3ZERO.
Family Relationships
There are no “family relationships” (as defined in Item 401(d) of Regulation S-K) among any of our executive officers or directors.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics that establishes the standards of ethical conduct applicable to all our directors, officers and employees, including our principal executive, principal financial and principal accounting officers, or persons performing similar functions. It addresses, among other matters, compliance with laws and policies, conflicts of interest, corporate opportunities, regulatory reporting, external communications, confidentiality requirements, insider trading, proper use of assets and how to report compliance concerns. A copy of the code is available on our website located at www.exodus.com/investors/ under “Governance Documents.” We intend to disclose any amendments to the code, or any waivers of its requirements, on our website within four business days of such amendment or waiver to the extent required by applicable rules. The Audit Committee is responsible for applying and interpreting the code in situations where questions are presented to it.
Insider Trading Policy
We have adopted insider trading policies and procedures governing the purchase, sale and other transactions in Company securities by our directors, officers and employees, and other covered persons, as well as the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE American listing rules, as applicable.
As part of these policies and procedures, without the prior approval of the Board, we prohibit any employee, director or other covered person from engaging in short sales, transactions involving publicly traded options or other derivative securities based on the Company’s securities, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to the Company’s securities at any time.
Corporate Governance Guidelines
We have adopted Principles of Corporate Governance that apply to all of our directors to assist in exercising their responsibilities.

Exodus Movement, Inc.	13	2026 Proxy Statement

Meetings of Board of Directors and Attendance
Members of our Board are expected to regularly prepare for and attend meetings of the Board and committees on which they sit. During the fiscal year ended December 31, 2025 (“Fiscal Year 2025”), there were eleven meetings of our Board. During Fiscal Year 2025, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person was a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served). We have not held an annual meeting of shareholders since we registered our Class A common stock pursuant to Section 12(b) of the Exchange Act in December 2024. Members of our Board will be encouraged to attend the Annual Meeting; however, we do not maintain a formal policy regarding director attendance at annual meetings of shareholders.
Board Committees
The standing committees of our Board consist of an Audit Committee and a Compensation and Governance Committee. Each of our Audit Committee and Compensation and Governance Committee have adopted a written charter, which are available on our website at www.exodus.com/investors/ under the “Governance” tab.
Audit Committee
The members of our Audit Committee are Ms. Knight, Ms. MacKinlay and Mr. Skelton, each of whom qualifies as an “independent” director for audit committee purposes as defined under NYSE American listing rules and the rules and regulations established by the SEC. Ms. Knight chairs the Audit Committee and qualifies as an “audit committee financial expert” as that term is defined under the rules and regulations established by the SEC, and all members of the Audit Committee are financially literate under NYSE American listing rules.
The purpose of the Audit Committee is to represent and assist the Board in discharging its oversight responsibility relating to: (i) the accounting and financial reporting processes of the Company and its subsidiaries, including the audits of the Company’s financial statements and the integrity of the financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the outside auditor’s qualifications, independence and performance; and (iv) the design and implementation of the Company’s internal audit function.
During Fiscal Year 2025, the Audit Committee met six times.
Compensation and Governance Committee
Our Compensation and Governance Committee consists of Ms. MacKinlay, who is serving as the chair, Ms. Knight, Mr. Skelton and Mr. Richardson. Ms. Knight, Ms. MacKinlay and Mr. Skelton each qualify as an “independent” director for compensation committee purposes as defined under NYSE American listing rules and the rules and regulations established by the SEC.
The Compensation and Governance Committee oversees the Company’s overall compensation philosophy, policies and programs, including reviewing and recommending to the Board for approval all forms of compensation for the CEO and for approval of equity-based incentive compensation to all executive officers. In addition, the Compensation and Governance Committee assists the Board with compensation matters, human capital management matters and certain corporate governance matters, including: (i) evaluating, recommending and reviewing director compensation arrangements, plans, policies and programs maintained by the Company; (ii) administering the Company’s cash- and equity-based compensation plans; (iii) reviewing with management the Company’s human capital management activities; and (iv) developing and recommending to the Board a set of corporate governance principles.

Exodus Movement, Inc.	14	2026 Proxy Statement

The Compensation and Governance Committee also periodically reviews and recommends the skills, experience, characteristics and other criteria for identifying and evaluating directors, and annually assesses the composition of the Board and recommends candidates for election as director. The Compensation and Governance Committee may from time to time, as it deems appropriate and to the extent permitted under applicable law, NYSE American listing rules, and the Certificate of Incorporation and Bylaws, form and delegate, either exclusively or non-exclusively, its duties and responsibilities to one or more subcommittees consisting of one or more members of the Compensation and Governance Committee with a majority of the members being independent.
Throughout Fiscal Year 2025, the Compensation and Governance Committee retained Compensia, Inc. (“Compensia”) as its independent compensation consultant. Compensia provided advice based on marketplace trends regarding executive and director compensation, including benchmarking compensation practices against peer companies and evaluating the Company’s compensation programs. Representatives from Compensia also attend Compensation and Governance Committee meetings, as necessary. To maintain independence, Compensia does not provide services to the Company other than those described above. The Compensation and Governance Committee has assessed the independence of Compensia in accordance with applicable listing rules and concluded that the engagement of Compensia did not raise any conflicts of interest.
During Fiscal Year 2025, the Compensation and Governance Committee met five times.
Identifying and Evaluating Director Nominees
The Compensation and Governance Committee periodically reviews and recommends to the Board the skills, experience, characteristics and other criteria for identifying and evaluating directors. The Compensation and Governance Committee is responsible for annually evaluating the composition of the Board to assess whether the skills, experience, characteristics and other criteria established by the Board are currently represented on the Board as a whole and in individual directors, and to assess the criteria that may be needed in the future. In identifying candidates for membership on the Board, the Board takes into account minimum individual qualifications, such as possessing the highest personal and professional ethics, integrity and values, being committed to representing the long-term interests of our shareholders and having sufficient time available in the judgment of the Board to perform Board and committee responsibilities, and all other factors it considers appropriate.
The Compensation and Governance Committee may consult with outside advisors and retain search firms to assist in the search for qualified candidates and may also consider director candidates recommended by our shareholders.
Shareholders may recommend individuals to the Compensation and Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our Corporate Secretary, Exodus Movement, Inc., 15418 Weir Street, #333, Omaha, NE 68137. The Compensation and Governance Committee will evaluate shareholder-recommended candidates by following the same process, and applying the same criteria, as it follows for candidates submitted by other sources.
Communications From Shareholders and Other Interested Parties
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to, our Board may do so by addressing such communications or concerns to our Corporate Secretary at 15418 Weir Street, #333, Omaha, NE 68137. Our Corporate Secretary or legal department, in consultation with appropriate members of our Board as necessary, will review and, if appropriate, forward all incoming shareholder communications to the appropriate member or members of our Board. Certain communications, such as resumes, advertisements, junk mail, and similar correspondence will not be forwarded. Such communications may be done confidentially or anonymously.

Exodus Movement, Inc.	15	2026 Proxy Statement

Director Compensation
As of December 31, 2025, our Board was comprised of three independent directors and two members of our management team. We compensate our non-employee directors, Ms. Knight, Ms. MacKinlay, and Mr. Skelton, with both cash and equity compensation in accordance with the terms of their respective offer letters. Each non-employee director receives an annual retainer, which is paid in BTC in equal monthly installments on the first day of each calendar month. During 2025, Ms. Knight was granted 3,238 RSUs under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) that vest in equal monthly installments through October 1, 2026, and Mr. Skelton was granted 5,000 RSUs under the 2021 Plan that vest in equal monthly installments through February 1, 2026, in each case, subject to the director’s continued service on the Board.
The following table sets forth amounts earned by our independent directors during the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Margaret Knight	91,333	99,925	181,258
Carol MacKinlay	60,000	0	60,000
Tyler Skelton	50,000	163,800	213,800
1.The cash retainers reflected in this column were paid in BTC and have been converted to U.S. dollars based on the value of BTC on each payment date.
2.Amounts in this column represent the aggregate grant date fair value of RSUs granted to independent directors and calculated in accordance with FASB Accounting Standards Codification Topic 718 (“ASC Topic 718”) based on the closing price of the Class A common stock on the applicable grant date, which was $32.76 on May 21, 2025 and $30.86 on October 2, 2025, as quoted on NYSE American. As of December 31, 2025, Ms. Knight held 2,699 outstanding unvested RSUs, Ms. MacKinlay held 834 outstanding unvested RSUs, and Mr. Skelton held 417 outstanding unvested RSUs.

Exodus Movement, Inc.	16	2026 Proxy Statement

Executive Officers
Biographical and other information regarding our executive officers, who are appointed by the Board and serve at the Board’s discretion, is set forth below.

Name	Age (as of March 17)	Position

Jon Paul Richardson	42	Chief Executive Officer, Director and Chairman
Daniel Castagnoli	49	Director, President of our wholly-owned subsidiary, 3ZERO, LLC (“3ZERO”)
James Gernetzke	50	Chief Financial Officer
Matias Olivera	33	Chief Technology Officer
Gerardo Giacomo	43	Chief Security Officer
For Jon Paul Richardson’s and Daniel Castagnoli’s biographies, see page 7 of this Proxy Statement.

James Gernetzke has served as our Chief Financial Officer since March 2019. Prior to joining Exodus, Mr. Gernetzke served as the chief financial officer of Banyan Medical Systems, Inc., a healthcare technology company, from February 2017 to May 2019, where he was responsible for all financial aspects of the company’s business. Prior to that, Mr. Gernetzke served as Director of Finance at First Data Corporation from December 2015 to January 2017. Mr. Gernetzke is a registered Certified Public Accountant in the State of Illinois and holds a Bachelor of Science in accounting from Marquette University and a Master of Business Administration from Northwestern University Kellogg School of Management.

James Gernetzke Age: 50 Officer Since: 2019

Exodus Movement, Inc.	17	2026 Proxy Statement

Matías Olivera has served as Chief Technology Officer since June 2022, and previously served as Lead Software Engineer, Engineering Manager and Director of Engineering beginning in November 2019. Since 2014, Mr. Olivera has been an active open source contributor, involved with projects from companies including Airbnb, Facebook and Walmart, among others. He’s also the author of many popular packages in the JavaScript ecosystem. He has also spent time as a software engineer at various companies from 2012 to 2018. In 2015, Mr. Olivera graduated with a degree in Computer Engineering from Universidad Católica del Uruguay, where he later taught as professor for the courses of Compilers, Theory of Languages and Web Programming from 2015 to 2020.

Matías Olivera Age: 33 Officer Since: 2022

Gerardo Di Giacomo has served as Chief Security Officer at Exodus since May 2025, where he leads the Company’s global security strategy in support of building a trusted financial and payments platform. Prior to joining Exodus, Mr. Di Giacomo served as Head of Security at Aptos Labs, a blockchain technology company, from January 2023 to April 2025, where he was responsible for securing the Aptos Ecosystem. Prior to that, he served as Principal Security Engineer at Stripe, a payment processing company, from June 2020 to January 2023, where he led product security and threat prevention strategy. He brings over 20 years of security leadership experience across major technology companies, including senior roles at Microsoft, WhatsApp, and Meta, where he served as a founding member of Meta’s Libra project. Across his career, Gerardo has enabled the secure scaling of consumer payment platforms, strategic payments initiatives, and high-throughput financial infrastructure operating at global scale. His combination of enterprise-grade security rigor, FinTech execution, and blockchain-native expertise supports Exodus’s ability to operate with institutional-level trust as it expands beyond crypto into the broader future of finance.

Gerardo Di Giacomo Age: 43 Officer Since: 2025

Exodus Movement, Inc.	18	2026 Proxy Statement

Executive Compensation
The primary objective of our executive compensation program is to attract and retain highly skilled and motivated executive officers that significantly contribute to the Company’s success. The executive officers are expected to manage the Company to promote its growth and profitability, minimize risk and advance the interests of our shareholders. As such, the Company’s compensation program is designed to provide levels of compensation that reflect the executive’s role in the organization and reward the individual’s performance within the context of the Company’s performance.
We determine the appropriate level of each compensation element based, in part, but not exclusively, on our view of internal equity and consistency, performance, the competitive landscape and other information we deem relevant. We believe that equity-based awards are a motivator in attracting and retaining executives over the long term, and that salary and cash bonuses are important considerations in the short term. The Compensation and Governance Committee reviews and recommends, and the Board approves, the compensation, including base salaries, for our CEO and equity-based incentive compensation for all executive officers, including our named executive officers (“NEOs”). The CEO determines the compensation, including base salaries but excluding equity-based incentive compensation, for the other NEOs.
Summary Compensation Table
The following table presents all of the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Jon Paul Richardson Director, CEO	2025	631,250	—	4,199,668	7,166	4,838,084
	2024	425,000	452,312	1,846,629	—	2,723,941
James Gernetzke CFO	2025	491,667	—	3,309,467	12,900	3,814,034
	2024	341,667	338,871	923,318	12,900	1,616,756
Gerardo Di Giacomo Chief Security Officer	2025	272,008	—	2,772,140	—	3,044,148
1.Amounts in this column for 2025 represent the aggregate grant date fair value of RSUs granted during 2025 under the 2021 Plan, calculated in accordance with ASC Topic 718 based on the closing price of the Class A common stock on the applicable grant date, which was $32.76 on May 21, 2025, $38.10 on July 18, 2025, $21.62 on November 7, 2025 and $14.78 on December 30, 2025, as quoted on NYSE American.
2.Amounts in this column for 2025 include wellness perquisites and a monthly executive perquisite allowance.

Exodus Movement, Inc.	19	2026 Proxy Statement

Narrative Disclosures to Summary Compensation Table
Base Salaries
We generally set annual base salaries for the executive officers based on the executive’s experience, individual performance for the prior year and our prior year financial results, and we also consider comparative market data. We believe that base salaries are set at levels that enable us to hire and retain individuals in the FinTech industry who can drive achievement of the Company’s overall objectives. During 2025, Mr. Gernetzke’s annual base salary was increased to $500,000 effective February 1, 2025 and Mr. Richardson’s annual base salary was increased to $650,000 effective February 1, 2025.
Long-Term Incentive Compensation
On May 21, 2025, Mr. Richardson received a grant of 128,195 RSUs and Mr. Gernetzke received a grant of 62,673 RSUs, in each case, which vests in 48 equal installments based on a vesting commencement date of January 1, 2025, with the initial four installments vesting on the date of grant and the remaining vesting monthly through January 1, 2029, subject to the NEO’s continued service through each such vesting date.
On July 18, 2025, in connection with his appointment as Chief Security Officer, Mr. Di Giacomo received a grant of 63,644 RSUs, which will vest as to one-quarter on June 1, 2026 and monthly thereafter through June 1, 2029, subject to his continued service through each such vesting date. On November 7, 2025, Mr. Di Giacomo received an additional grant of 16,064 RSUs, which vest on the same schedule as his July award.
On December 30, 2025, Mr. Gernetzke received a grant of 85,000 RSUs, which vest in 48 equal installments based on a vesting commencement date of January 1, 2026 and will through January 1, 2030, subject to his continued service through each such vesting date.
Agreement with NEOs
In connection with their commencement of employment, the Company entered into offer letters with Mr. Gernetzke and Mr. Di Giacomo that provided for their initial base salary, initial bonus opportunities and initial equity incentive awards. In addition, each NEO is subject to customary covenants regarding the protection of the Company’s confidential and proprietary information and assignment of intellectual property.

Exodus Movement, Inc.	20	2026 Proxy Statement

Outstanding Equity Awards as of December 31, 2025
The following table sets forth an overview of the outstanding stock awards that have not vested as of December 31, 2025:

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)	Market value of Shares or Units of Stock That Have Not Vested ($)(1)

Jon Paul Richardson	1,525(2)	22,555
	169,271(3)	2,503,518
	159,766(4)	2,362,939
	98,817(5)	1,461,503
James Gernetzke	763(2)	11,285
	84,636(3)	1,251,766
	79,883(4)	1,181,470
	48,311(5)	714,520
	85,000(6)	1,257,150
Gerardo Di Giacomo	79,708(7)	1,178,881
1.Based on the closing price of a share of Class A common stock on December 31, 2025 of $14.79, as quoted on NYSE American.
2.These RSUs, which were granted in 2022, vested on January 1, 2026.
3.These RSUs, which were granted in 2023, vest in equal monthly installments through January 1, 2027.
4.These RSUs, which were granted in 2024, vest in equal monthly installments through January 1, 2028.
5.These RSUs, which were granted on May 21, 2025, vest in equal monthly installments through January 1, 2029.
6.These RSUs, which were granted on December 30, 2025, vest in equal monthly installments through January 1, 2030.
7.These RSUs vest as to 25% on June 1, 2026 and vest in equal monthly installments thereafter through June 1, 2029.
Additional Narrative Disclosure
Potential Payments Upon Termination or Change in Control
None of the NEOs are party to any employment or severance agreement with the Company resulting in payments upon a termination of employment or a change in control of the Company. However, under the award agreements governing the outstanding RSUs held by the NEOs, in the event of a change in control of the Company or the NEO’s termination as a result of a death or disability, all outstanding RSUs will become fully vested. In addition, in the event of the NEO’s termination by the Company without cause or as a result of the NEO’s retirement (resignation after attaining age 62 with five years of service), the RSUs scheduled to vest in the month in which such termination occurs will become vested. Thereafter, any nonvested RSUs will be forfeited.

Exodus Movement, Inc.	21	2026 Proxy Statement

Certain Information About Our Common Stock
Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 6, 2026 by: (i) each of our directors and nominees; (ii) each of our named executive officers; (iii) all of our current directors and executive officers as a group; and (iv) each person, or group of affiliated persons, who is known by us to be a beneficial owner of greater than 5% of either class of our common stock.
The beneficial ownership percentages presented in the table below are based on a total of 10,628,459 shares of our Class A common stock and 19,185,163 shares of our Class B common stock outstanding as of March 6, 2026. The Class A common stock beneficial ownership figures do not include the shares of Class A common stock that may be issued and outstanding upon conversion of the Class B common stock beneficially owned by the Class B shareholders listed in the table below.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Except as otherwise noted, the persons and entities in this table have sole voting and dispositive power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, the addresses of each named beneficial owner is c/o Exodus Movement, Inc., 15418 Weir Street, #333, Omaha, NE 68137.

	Class A common stock(1)		Class B common stock
Name of Beneficial Owner	Shares (#)	% of Ownership(2) (%)	Shares (#)	% of Ownership (%)	Total Voting Power(2) (%)

Directors and Named Executive Officers
Jon Paul Richardson	507,130(3)	4.8	9,297,537	48.5	46.2
Daniel Castagnoli	471,281(4)	4.4	9,454,413	49.3	46.9
Margaret Knight	11,888(5)	*	—	*	*
Carol MacKinlay	10,000	*	—	*	*
Tyler Skelton	8,850	*	—	*	*
James Gernetzke	262,869(6)	2.5	150,000(7)	*	*
Gerardo Di Giacomo(8)	—	*	—	*	*
All executive officers and directors as a group	1,272,018 (9)	12.0	18,901,950	98.5	94.0
5% Shareholders
FTX Recovery Trust	1,823,486(10)	17.2	—	*	*

Exodus Movement, Inc.	22	2026 Proxy Statement

	Class A common stock(1)		Class B common stock
Name of Beneficial Owner	Shares (#)	% of Ownership(2) (%)	Shares (#)	% of Ownership (%)	Total Voting Power(2) (%)

Bnk to the Future Exodus SP, a Segregated portfolio of Bnk To The Future Capital SPC	1,293,702	12.2	—	*	*
Erik Voorhees	1,000,000	9.4	287,982	1.5	1.9
Veselin Veselinov	605,747(11)	5.6	—	*	*
*Represents beneficial ownership or voting power of less than 1%.
1.The amounts in the table with respect to Class A common stock do not include the shares of Class B common stock beneficially owned by the persons listed therein. Shares of Class B common stock are convertible at any time on a share-for-share basis into Class A common stock. In addition, as and when Class B shareholders sell their shares of Class B common stock, they will be automatically converted into shares of Class A common stock.
2.In computing the number of shares beneficially owned by a person and the percentage of ownership and total voting power of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or exercisable within 60 days of March 6, 2026, and shares underlying RSUs that vest within 60 days of March 6, 2026. However, we did not deem such shares outstanding for the purpose of computing the percentage of ownership or total voting power of any other person.
3.Includes 44,164 shares of Class A common stock underlying RSUs vesting within 60 days of March 6, 2026.
4.Includes 41,494 shares of Class A common stock underlying RSUs vesting within 60 days of March 6, 2026.
5.Includes 539 shares of Class A common stock underlying RSUs vesting within 60 days of March 6, 2026.
6.Includes 25,565 shares of Class A common stock underlying RSUs vesting within 60 days of March 6, 2026.
7.Represents shares of Class B common stock issuable upon the exercise of stock options that are exercisable within 60 days of March 6, 2026.
8.Mr. Di Giacomo has been granted RSUs that vest over time. Because the RSUs are not vested and will not vest within 60 days of the record date, the underlying shares are excluded from beneficial ownership.
9.Includes 138,974 shares of Class A common stock underlying RSUs vesting within 60 days of March 6, 2026.
10.FTX Recovery Trust f/k/a Alameda Research Ventures LLC filed for bankruptcy in November 2022. The business address of FTX Recovery Trust is 2600 South Shore Boulevard, Suite 300, League City, TX, 77573, United States. The ownership information provided herein is based on a Schedule 13G filed by FTX Recovery Trust with the SEC on February 13, 2026 reporting sole voting and sole dispositive power over 1,823,486 shares of Class A common stock as of December 31, 2025.
11.The ownership information provided herein is based on the information last known to us, which is as of December 31, 2025. Includes 7,064 shares of Class A common stock underlying RSUs vesting within 60 days of March 6, 2026.

Exodus Movement, Inc.	23	2026 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based solely on our review of Forms 3, 4 and 5 filed with the SEC or written representations that no Form 5 was required, during the year ended December 31, 2025, we believe that all of our directors, officers and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act, with the exception of (i) a Form 4 filed late on January 3, 2025 for each of Messrs. Richardson, Castagnoli and Gernetzke and Ms. McGregor; (ii) a Form 4 filed late on January 28, 2025 for each of Messrs. Richardson, Castagnoli and Gernetzke and Ms. McGregor; (iii) a Form 4 filed late on March 4, 2025 for Mr. Castagnoli; (iv) a Form 4 filed late on August 8, 2025 for FTX Recovery Trust; and (v) a Form 3 filed late on September 11, 2025 for Mr. Di Giacomo, all of which were due to administrative errors.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table presents information as of December 31, 2025 with respect to compensation plans under which shares of our common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)(3)

Equity Compensation Plans Approved by Security Holders(1)
2021 Equity Incentive Plan	2,543,468(1)	—	2,012,241(2)
2019 Equity Incentive Plan	545,349(3)	2.41	—(4)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
1.Includes outstanding RSUs representing the right to receive shares of Class A common stock granted under the 2021 Plan.
2.Represents shares of Class A common stock that may be issued pursuant to awards under the 2021 Plan. No further grants may be made under the 2021 Plan upon effectiveness of the 2026 Plan.
3.Includes outstanding options to purchase Class B common stock granted under the 2019 Equity Incentive Plan.
4.No further grants may be made under the 2019 Equity Incentive Plan.

Exodus Movement, Inc.	24	2026 Proxy Statement

Certain Relationships and Related Person Transactions
Other than described under “Executive Compensation” and “Director Compensation,” there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed $120,000 for the last two completed fiscal years, and in which any director, executive officer, holder of 5% or more of any class of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Review, Approval or Ratification of Transactions with Related Parties
Our Board has a written policy regarding the review and approval or ratification by our Audit Committee of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships between us or any of our subsidiaries and any related person in which the aggregate amount involved since the beginning of our last completed fiscal year exceeds or is expected to exceed $120,000 and such related person has or will have a direct or indirect material interest. A related person is defined to include any executive officers, directors or director nominees or beneficial owner of more than 5% of our common stock and any immediate family member of any of the foregoing persons. In determining to approve or ratify any such transaction, our Audit Committee is expected to take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Any director who is a related person with respect to a transaction under review is not permitted to participate in the deliberations (other than to provide information concerning the transaction to the Audit Committee) or vote on approval of the transaction.

Exodus Movement, Inc.	25	2026 Proxy Statement

Other Matters
Shareholder Proposals and Director Nominations for Next Year’s Annual Meeting
Pursuant to Rule 14a-8 of the Exchange Act, shareholders who wish to submit proposals for inclusion in the proxy statement for the 2027 Annual Meeting of Shareholders must send such proposals to our Corporate Secretary at 15418 Weir Street, #333, Omaha, NE 68137. Such proposals must be received by us as of the close of business (5:00 p.m. Central Time) on November 17, 2026 and must comply with Rule 14a-8 of the Exchange Act. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.
As set forth in our Bylaws, if a shareholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the 2027 Annual Meeting of Shareholders, the shareholder’s notice must be received by our Corporate Secretary at 15418 Weir Street, #333, Omaha, NE 68137 no earlier than 8:00 a.m. Central Time on the 120th day and no later than 5:00 p.m. Central Time on the 90th day before the first anniversary of the prior year’s annual meeting; provided, however, that if the date of the applicable annual meeting has been changed by more than 25 days from the first anniversary of the prior year’s annual meeting, the shareholder’s notice must be delivered no earlier than 8:00 a.m. Central Time on the 120th day prior to such annual meeting and no later than the later of 5:00 p.m. Central Time of the 10th day following the date on which the first public announcement of the date of such annual meeting is made by the Company. Therefore, unless the date of the 2027 Annual Meeting of Shareholders has been changed by more than 25 days from the first anniversary of the prior year’s annual meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary no earlier than January 1, 2027 and no later than the close of business on January 31, 2027.
Any such director nomination or shareholder proposal must be a proper matter for shareholder action and must comply with the terms and conditions set forth in our Bylaws. If a shareholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Further, to comply with the universal proxy rules, if a shareholder intends to solicit proxies in support of director nominees submitted under these advance notice provisions, then our Corporate Secretary must receive proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act at 15418 Weir Street, #333, Omaha, NE 68137 by March 2, 2027. The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws.
Any shareholder proposal or director nomination must also comply with the requirements of Texas law, the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

Exodus Movement, Inc.	26	2026 Proxy Statement

Delivery of Documents to Shareholders Sharing an Address
A number of brokerage firms have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, including this Proxy Statement, the Notice and our Annual Report on Form 10-K for the year ended December 31, 2025, until such time as one or more of these shareholders notifies us that they wish to receive individual copies. This procedure helps to reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, or call 1-866-540-7095, and we will promptly deliver the proxy materials to you. Please contact your broker if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.
Additional Information
We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including exhibits, upon the written request of any shareholder of the Company. Please send a written request to our Corporate Secretary at 15418 Weir Street, #333, Omaha, NE 68137, or call the number above.

Exodus Movement, Inc.	27	2026 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87649-P47655 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXODUS MOVEMENT, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of each of the director nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jon Paul Richardson
02) Daniel Castagnoli
03) Margaret Knight
04) Carol MacKinlay
05) Tyler Skelton

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V87650-P47655

EXODUS MOVEMENT, INC.
Annual Meeting of Shareholders
May 1, 2026 8:30 a.m. CT
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Jon Paul Richardson and Blake Rizzo, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of EXODUS MOVEMENT, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 a.m. CT, on May 1, 2026, at 1111 Jones St, Omaha, NE 68102, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side